UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2014

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER BALANCED FUND

EQUINOX FRONTIER MASTERS FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Effective November 24, 2014, Brandywine Asset Management, Inc. was added to the portfolio of Equinox Frontier Balanced Fund as a major advisor. The advisory agreement with respect to the arrangement with Brandywine Asset Management, Inc. is substantially similar to the Form of Advisory Agreement, which was included as Exhibit 10.3 to the Registration Statement on Form S-1 filed by The Frontier Fund on February 2, 2010 and incorporated herein by reference.

Effective November 26, 2014, Emil Van Essen LLC was added to the portfolio of the Equinox Frontier Masters Fund as a major advisor. The advisory agreement with respect to the arrangement with Emil Van Essen LLC is substantially similar to the Form of Advisory Agreement, which was included as Exhibit 10.3 to the Registration Statement on Form S-1 filed by The Frontier Fund on February 2, 2010 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is incorporated by reference:

Exhibit Number	Description

10.3*	Form of Advisory Agreement

*	Previously filed as like-numbered exhibit to the initial filing to Registration Statement No. 333-164629 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds
(Registrant)

Date: November 28, 2014	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Balanced Fund,
a Series of Equinox Frontier Funds
(Registrant)

Date: November 28, 2014	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Masters Fund,
a Series of Equinox Frontier Funds
(Registrant)

Date: November 28, 2014	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds